0© 2023 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fiscal Second Quarter 2023 EXHIBIT 99.2

1© 2023 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2022 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2023 | Use of Non-GAAP financial measures, KPIs and Foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, and Recurring revenue growth constant currency. All Recurring revenue dollar amounts shown in this presentation are GAAP, and Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed its reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2023 | Key messages Broadridge delivered strong second quarter results including 8% Recurring revenue growth constant currency and 11% Adjusted EPS growth 1 2 3 4 Broadridge continues to execute on key long term growth initiatives across Governance, Capital Markets and Wealth & Investment Management Reaffirming outlook for 6-9% Recurring revenue growth constant currency and 7-11% Adjusted EPS growth. We remain on track to deliver at or above our three-year objectives Investor participation remained strong, with second quarter equity position growth of 9% and mutual fund/ETF position growth of 6% 5 Continued execution highlights strength and resilience of the Broadridge business model

4© 2023 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Extend Governance Grow Capital Markets Build Wealth & Investment Mgmt. $467M +10% YoY $235M +12% YoY $138M (3%) YoY Q2’23 Highlights • 9% equity position growth highlights continued investor participation • Driving innovation in Pass-Through Voting, Tailored Shareholder Reports, and Digital Communications • Strong Capital Markets growth propelled by BTCS business • Wealth Management platform achieves major development and testing milestones • Sales pipeline underscores strong client engagement All revenue shown is recurring revenue. Information about our use of Non-GAAP measures may be found on slides 21 – 29 $ in millions; growth rates in constant currency

5© 2023 | Broadridge’s business model is built for growth through the economic cycle We have strong market positions based on mission-critical infrastructure that enables corporate governance and powers trading and investing1 2 3 We are innovating across Governance, Capital Markets, and Wealth & Investment Management Our strong and resilient business model provides visibility and confidence to deliver for shareholders and we are re-affirming guidance4 We have continued to invest through the cycle to bring more value to clients and to meet their needs for next-generation technology We are positioned to return to our more historical strong free cash flow conversion 5 Broadridge is delivering on the growth plan we shared at our 2020 Investor Day

6© 2023 | Summary financial results SECOND QUARTER SUMMARY FINANCIAL RESULTS 2023 2022 Inc./(Dec.) Recurring revenues $840 $793 6% Total revenues 1,293 1,260 3% Operating income 108 69 57% Adjusted Operating income – Non-GAAP 173 141 23% Diluted earnings per share $0.48 $0.40 20% Adjusted earnings per share – Non-GAAP $0.91 $0.82 11% Closed sales $65 $82 (20%) Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 Constant currency growth – Non-GAAP 8% Adjusted Operating income margin – Non-GAAP 13.4% 11.2% 220bps $ in millions, except per share data

7© 2023 | FY'20 FY'21 FY'22 FY'23 Recurring revenue increased 8% in second quarter 2023 Q2'22 Q2'23 RECURRING REVENUE GROWTH CONSTANT CURRENCY $840 16% 10% $ in millions Guidance 6 - 9% 10% +8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

8© 2023 | $138 $235 Q2'22 Q2'23 $163 $27 $96 $181 Q2'22 Q2'23 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 12% 11% 11% 9% ICS RECURRING REVENUES GTO RECURRING REVENUES Second quarter 2023 segment Recurring revenues $467 Capital Markets Wealth & Investment Management $373 12% (3%) +10% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 +6% $ in millions Constant Currency Growth

9© 2023 | 20% 17% 17% 9% 9% 12% 10% 10% 11% 6% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade growth 1% (6)% 8% 6% 5% FY’21 FY’22 18% 14% 26% 10% 1%12% 1. Q2’22 equity position growth represented 9% of total fiscal year 2022 positions. Q1’22: 7% | Q3’22: 29% | Q4’22: 55% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 3ITG 10Y Avg. 8% 5% 10% 2 1,2

10© 2023 | $793 Q2'22 Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions Q2'23 Recurring revenue constant currency FX Q2'23 Recurring revenue Second quarter 2023 Recurring revenue growth drivers RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8% ICS $427M 6 pts (2) pts 6 pts 0 pts 10% (1) pt $467M GTO $367M 5 pts (2) pts 3 pts 0 pts 6% (5) pts $373M 6 pts (2) pts 4 pts 0 pts 6% 8 pts ORGANIC GROWTH (2) pts 8% 10 pts ORGANIC GROWTH 6 pts ORGANIC GROWTH $840 $ in millions. Pts contribution to growth

11© 2023 | $65 $59 $70 $63 $38 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q2'22 Total Revenue Recurring Event-Driven Distribution FX Q2'23 Total Revenue Second quarter 2023 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUE 4 pts (2) pts 1 pt 3% SECOND QUARTER 2023 TOTAL REVENUE GROWTH DRIVERS $58M FY’16-FY’22 QUARTERLY AVERAGE $ in millions. Pts contribution to growth 0 pts $1,293

12© 2023 | 17.5% 18.1% 18.7% FY'20 FY'21 FY'22 FY'23 13.8% 13.6% 13.3% 8.3%5.5% 11.2% 13.4% Q2'22 Q2'23 +40 bps +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN ~50bps Guidance

13© 2023 | FY'21 FY'22 FY'23 $231 $280 Closed sales remain on track with fiscal year 2023 guidance $ in millions CLOSED SALES H1'22 H1'23 $112 $94 $270 – $310

14© 2023 | Client platform spend and FCF conversion 1. Net investments on new client conversions, including development of platform capabilities 2. Last twelve months (LTM) Free cash flow conversion equals Free cash flow for the most recent four quarters divided by Adjusted Net earnings for the same four quarters 3. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 FREE CASH FLOW CONVERSION (LTM)NET CLIENT PLATFORM SPEND 1 $ in millions $154 $114 $97 $163 $78 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 56% 50% 48% 41% 51% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 2,3

15© 2023 | TOTAL CAPITAL RETURNS $1.94 $2.16 $2.30 $2.56 $2.90 33% 11% 6% 11% 13% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 3. Includes acquisitions and minority investments SELECT USES OF CASH YTD’23 1 $241 FY'19 FY'20 FY'21 FY'22 FY'23 $33 $0 $ in millions, except per share data 3 6 $253$248$269 $578 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. FY’23 annual dividend amount subject to Board declaration YOY GROWTH 4 $131

16© 2023 | Fiscal Year 2023 Guidance FY’23 Guidance Updates/ Changes Recurring revenue growth constant currency - Non-GAAP 6 - 9% No Change Adjusted Operating income margin - Non-GAAP Increase of ~ 50 bps No Change Adjusted earnings per share growth - Non-GAAP 7 - 11% No Change Closed sales $270M - $310M No Change

17© 2023 | INVESTOR DAY FY20-FY23 GROWTH OBJECTIVES FY20-FY23 CAGR PERFORMANCE Organic Recurring revenue growth 5 – 7% Above Recurring revenue growth 7 – 9% Above Adjusted Operating income margin – Non-GAAP 50+ bps/yr In line Adjusted earnings per share growth – Non-GAAP 8 – 12% Higher end Broadridge is on track to deliver at or above the higher end of our 3-year objectives 1 1. Incorporates FY’21 and FY’22 results and guidance range for FY’23 2. FY’20 investor day recurring revenue growth objectives in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020 2

18© 2023 | Appendix

19© 2023 | Confidential and Proprietary | Supplemental Reporting Detail ‒ Product Line Reporting (Unaudited) 2021 2022 2023 Q2% Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Q2 Growth Investor Communication Solutions ("ICS") Regulatory $938 $165 $166 $ 321 $ 423 $1,075 $171 $181 9% Data-driven fund solutions 342 83 89 90 102 364 93 96 9% Issuer 189 21 24 46 125 216 24 27 12% Customer communications 568 141 148 171 155 615 156 163 10% Total ICS recurring revenues 2,037 410 427 629 805 2,270 443 467 9% Equity and other 123 28 25 25 38 115 30 25 2% Mutual Funds 112 49 40 34 32 154 33 12 (69)% Total Event-driven revenues 235 76 65 59 70 269 63 38 (42)% Distribution 1,548 367 401 472 476 1,717 415 415 3% Total ICS Revenues $3,820 $853 $893 $ 1,159 $ 1,351 $4,257 $921 $919 3% Global Technology and Operations (“GTO”) Capital Markets $656 $209 $221 $ 241 $ 232 $903 $227 $235 6% Wealth and investment management 517 131 146 133 140 550 136 138 (5)% Total GTO recurring revenues 1,173 339 367 374 372 1,452 363 373 2% Total Revenues $4,994 $1,193 $1,260 $ 1,534 $ 1,723 $5,709 $1,283 $1,293 3% Revenues by type Recurring revenues $3,210 $750 $793 $ 1,003 $ 1,177 $3,723 $806 $840 6% Event-driven revenues 235 76 65 59 70 269 63 38 (42)% Distribution revenues 1,548 367 401 472 476 1,717 415 415 3% Total Revenues $4,994 $1,193 $1,260 $ 1,534 $ 1,723 $5,709 $1,283 $1,293 3%

20© 2023 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

21© 2023 | Confidential and Proprietary | Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2023 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gains, (vi) Russia-Related Exit Costs, (vii) Software Charge, and (viii) Loss (Gain) on Acquisition-Related Financial Instrument. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Loss (Gain) on Acquisition-Related Financial Instrument represents a non-operating loss (gain) on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. Non-GAAP Measures

22© 2023 | Confidential and Proprietary | We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, Russia- Related Exit Costs, the Software Charge, and Loss (Gain) on Acquisition-Related Financial Instrument from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Non-GAAP Measures

23© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 6% (5)% 2% Impact of foreign currency exchange 6% 3% 5% Recurring revenue growth constant currency (Non-GAAP) 12% (3)% 6% Three Months Ended December 31, 2022 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 9% 9% 12% 10% 9% Impact of foreign currency exchange 1% 2% —% —% 1% Recurring revenue growth constant currency (Non-GAAP) 9% 11% 12% 11% 10% Consolidated Total Recurring revenue growth (GAAP) 6% Impact of foreign currency exchange 2% Recurring revenue growth constant currency (Non-GAAP) 8%

24© 2023 | Confidential and Proprietary | (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 8% (1)% 4% Impact of foreign currency exchange 5% 2% 4% Recurring revenue growth constant currency (Non-GAAP) 13% 1% 8% Six Months Ended December 31, 2022 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 10% 14% 10% 9% Impact of foreign currency exchange —% 2% —% —% 1% Recurring revenue growth constant currency (Non-GAAP) 6% 12% 14% 11% 9% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 2% Recurring revenue growth constant currency (Non-GAAP) 9% Reconciliation of GAAP to Non-GAAP Measures

25© 2023 | Confidential and Proprietary | (Unaudited) Three Months Ended Dec. 31 Six Months Ended Dec. 31 Dollars in millions 2022 2021 2022 2021 Operating income (GAAP) $107.9 $68.9 $195.4 $172.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 53.7 62.5 109.5 131.2 Acquisition and Integration Costs 3.7 7.8 7.7 10.7 Real Estate Realignment and Covid-19 Related Expenses (a) — 1.7 — 3.5 Russia-Related Exit Costs (b) 7.9 — 10.5 — Adjusted Operating income (Non-GAAP) $173.1 $140.8 $323.2 $317.5 Operating income margin (GAAP) 8.3% 5.5% 7.6% 7.0% Adjusted Operating income margin (Non-GAAP) 13.4% 11.2% 12.5% 12.9% Three Months Ended Dec. 31 Six Months Ended Dec. 31 Dollars in millions 2022 2021 2022 2021 Net earnings (GAAP) $57.5 $47.2 $108.0 $114.4 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 53.7 62.5 109.5 131.2 Acquisition and Integration Costs 3.7 7.8 7.7 10.7 Real Estate Realignment and Covid-19 Related Expenses (a) — 1.7 — 3.5 Investment Gains — (7.5) — (7.5) Russia-Related Exit Costs (b) 6.8 — 9.3 — Subtotal of adjustments 64.1 64.4 126.6 137.8 Tax impact of adjustments (c) (13.2) (14.3) (26.4) (28.7) Adjusted Net earnings (Non-GAAP) $108.4 $97.3 $208.2 $223.5 (a) Real Estate Realignment were ($0.1 million) and ($0.2 million) for the three and six months ended December 31, 2021, respectively. Covid-19 Related Expenses were $1.8 million and $3.7 million for the three and six months ended December 31, 2021, respectively. (b) Total Russia-Related Exit costs were $6.8 million, comprised of $7.9 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the three months ended December 31, 2022. For the six months ended December 31, 2022, total costs were $9.3 million, comprised of $10.5 million of operating expenses, offset by the gain of $1.2 million in non-operating income. (c) Calculated using the GAAP effective tax rate, adjusted to exclude $0.5 million and $7.2 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2022, respectively, and $7.1 million and $11.5 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP Measures

26© 2023 | Confidential and Proprietary | (Unaudited) (a) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.00 for the three and six months ended December 31, 2021. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.02 and $0.03 for the three and six months ended December 31, 2021, respectively. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $0.5 million and $7.2 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2022, respectively, and $7.1 million and $11.5 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Three Months Ended Dec. 31 Six Months Ended Dec. 31 Dollars in millions, except per share amounts 2022 2021 2022 2021 Diluted earnings per share (GAAP) $0.48 $0.40 $0.91 $0.97 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.45 0.53 0.92 1.11 Acquisition and Integration Costs 0.03 0.07 0.06 0.09 Real Estate Realignment and Covid-19 Related Expenses (a) — 0.01 — 0.03 Investment Gains — (0.06) — (0.06) Russia-Related Exit Costs 0.06 — 0.08 — Subtotal of adjustments 0.54 0.54 1.06 1.16 Tax impact of adjustments (b) (0.11) (0.12) (0.22) (0.24) Adjusted earnings per share (Non-GAAP) $0.91 $0.82 $1.75 $1.89 Six Months Ended Dec. 31 Dollars in millions 2022 2021 Net cash flows used in operating activities (GAAP) $(81.4) $(94.6) Capital expenditures and Software purchases and capitalized internal use software (33.1) (29.2) Free cash flow (Non-GAAP) $(114.5) $(123.8) Reconciliation of GAAP to Non-GAAP Measures

27© 2023 | Confidential and Proprietary | (Unaudited) (a) Last twelve months (LTM) sums the last four quarters of Free cash flow for the given period (b) Last twelve months (LTM) sums the last four quarters of Adjusted Net earnings for the given period (c) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period FY 2021 FY 2022 FY 2023 Dollars in millions Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net earnings (GAAP) $165.0 $260.4 $67.2 $47.2 $176.6 $248.1 $50.4 $57.5 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 31.9 56.8 68.7 62.5 60.8 58.2 55.9 53.7 Acquisition and Integration Costs 9.2 6.5 2.9 7.8 3.1 10.6 4.1 3.7 Real Estate Realignment and Covid-19 Related Expenses 3.3 4.2 1.8 1.7 3.3 23.7 — — Russia-Related Exit Costs — — — — — 1.4 2.6 6.8 Investment Gains — — — (7.5) — (6.7) — — Loss (Gain) on Acquisition-Related Financial Instrument 9.6 (71.7) — — — — — — Subtotal of adjustments 54.0 (4.1) 73.4 64.4 67.2 87.2 62.5 64.1 Tax impact of adjustments (10.9) 1.8 (14.4) (14.3) (15.4) (21.6) (13.2) (13.2) Adjusted Net earnings (Non-GAAP) $208.1 $258.2 $126.3 $97.3 $228.4 $313.7 $99.7 $108.4 FY 2021 FY 2022 FY 2023 Dollars in millions Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net cash flows (used in) provided by operating activities (GAAP) $ 106.2 $ 450.5 $ (135.4) $ 40.8 $ 80.7 $ 457.4 $ (204.5) $ 123.1 Capital expenditures and Software purchases and capitalized internal use software (20.4) (29.5) (15.9) (13.3) (25.2) (18.7) (13.6) (19.5) Free cash flow (Non-GAAP) $ 85.8 $ 421.0 $ (151.4) $ 27.6 $ 55.5 $ 438.7 $ (218.1) $ 103.5 FY 2022 FY 2023 Dollars in millions Q2 Q3 Q4 Q1 Q2 LTM Free cash flow (a) 383.0 352.6 370.4 303.7 379.7 LTM Adjusted Net earnings (Non-GAAP) (b) 689.7 710.1 765.7 739.1 750.3 LTM Free cash flow conversion (Non-GAAP) (c) 56% 50% 48% 41% 51 % Reconciliation of GAAP to Non-GAAP Measures

28© 2023 | Confidential and Proprietary | (Unaudited) (a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the year ended June 30, 2022, 2021, and 2020, respectively. Year ended June 30, Dollars in millions 2022 2021 2020 Operating income (GAAP) $759.9 $678.7 $624.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 250.2 153.7 122.9 Acquisition and Integration Costs 24.5 18.1 12.5 IBM Private Cloud Charges — — 32.0 Real Estate Realignment and Covid-19 Related Expenses (a) 30.5 45.3 2.4 Russia-Related Exit Costs 1.4 — — Software Charge — 6.0 — Adjusted operating income (Non-GAAP) $1,066.4 $901.8 $794.8 Operating income margin (GAAP) 13.3% 13.6% 13.8% Adjusted Operating income margin (Non-GAAP) 18.7% 18.1% 17.5% Reconciliation of GAAP to Non-GAAP Measures

29© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2023 Guidance Fiscal Year, 2023 FY23 Recurring revenue growth (a) Impact of foreign currency exchange – Recurring revenue growth constant currency – Non-GAAP 6-9% FY23 Adjusted Operating income margin (b) Operating income margin % - GAAP Increase of ~150 bps Adjusted Operating income margin % - Non-GAAP Increase of ~50 bps FY23 Adjusted earnings per share growth rate (c) Diluted earnings per share – GAAP ~13-17% growth Adjusted earnings per share – Non-GAAP 7-11% growth (Unaudited) (a) The Company is unable to reconcile its forward-looking Recurring revenue growth constant currency fiscal year 2023 guidance without unreasonable efforts because of the uncertainty in the amounts of future foreign currency exchange rates. For the same reason, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $255 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.65 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs, and is calculated using diluted shares outstanding.

30© 2023 | Contacts W. Edings Thibault Greg Faje Sean Silva broadridgeir@broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through February 9, 2023 Domestic Dial-In: 1-877-344-7529 Access Code: 5052694 International Toll Dial-In: 1-412-317-0088 Passcode: 5052694 Click here for dial-ins by country Broadridge Fiscal Second Quarter 2023 Earnings Conference Call Live Call Information Date: February 2, 2023 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com